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                                                                    EXHIBIT 10.3

                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     This First Amendment to Asset Purchase Agreement (this "First Amendment") is made and entered into as of this 17th day of December, 1999, between CASINO MAGIC CORP., a Minnesota corporation ("Seller"), and BSL, INC., a Mississippi corporation ("Buyer").

     A. Seller and Buyer entered into that certain Asset Purchase Agreement dated as of December 9, 1999 ("Asset Purchase Agreement"), with respect to certain assets used by Seller in the operation of the Casino Magic-Bay St. Louis Casino in Bay St. Louis, Mississippi and more particularly described in the Asset Purchase Agreement.

     B. Seller and Buyer desire to amend the Asset Purchase Agreement as set forth below.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

     1.  Defined Terms.  Capitalized terms used herein, but not defined herein,
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shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

     2.  Exhibit B.  Exhibit B of the Asset Purchase Agreement is hereby
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redesignated as Schedule 1 to the Asset Purchase Agreement.

     3.  Relationship to Asset Purchase Agreement.  This First Amendment
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supercedes any inconsistent provisions contained in the Asset Purchase
Agreement. Except as amended hereby, the Asset Purchase Agreement is in full force and effect.

     4.  Counterparts.  This First Amendment may be executed in counterparts,
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which, when taken together shall be one and the same instrument.

     IN WITNESS WHEREOF, this First Amendment has been executed as of the date first above written.


SELLER                                     BUYER

CASINO MAGIC CORP.,                        BSL, INC.,
a Minnesota corporation                    a Mississippi corporation


By: /s/ Loren S. Ostrow                    By: /s/ Joseph A. Lashinger Jr.
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Its: Secretary                             Its: Vice President